Advanced Series Trust
The Prudential Series Fund
Prudential’s Gibraltar Fund, Inc.

Supplement dated July 3, 2019 to the
Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (SAI) for each of the Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (each a Fund and collectively, the Funds), and should be retained for future reference.

Effective immediately, Ken Allen will replace Edward C. Meriill, IV, CFA as Vice President of the Funds.

I.	All references and information pertaining to Edward C. Merrill, IV, CFA is hereby deleted.

II.

In order to reflect Mr. Allen’s appointment as Vice President, the following biographical information is hereby inserted into the table in Part I of each Fund’s SAI, in the section entitled “INFORMATION ABOUT TRUSTEES AND OFFICERS” in the SAI for the Advanced Series Trust and The Prudential Series Fund, and in the section entitled “MANAGEMENT OF THE FUND” in the SAI for Prudential’s Gibraltar Fund, Inc.:

Trust Officers(1)
Name Date of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1/24/1969 Vice President	Vice President of Investment Management (since December 2009); Oversee platform management and investment marketing for AST, PSF, and Gibraltar Funds	Since June 2019
(1)	The year in which the individual became an Officer is as follows: Ken Allen, 2019

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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